UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): March 4, 2004



                           HANSEN NATURAL CORPORATION
               (Exact name of registrant as specified in charter)





     DELAWARE                   0-18761                   39-1679918
(State or other              (Commission                (IRS employer
jurisdiction of               file number)            identification no.)
 incorporation)


1010 Railroad Street                                     92880-5471
Corona, California                                       (zip code)
(Address of principal executive offices)


(Registrant's telephone number, including area code):  (909) 739-6200

Item 5. Other Events and Regulation FD Disclosure

     On March 4, 2004, the Registrant issued the press release atached hereto as Exhibit 99.1.

The following exhibits are filed as part of this report:

Exhibit     Description
-------     ------------

99.1        Press Release

                                   SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 4, 2004

                                          HANSEN NATURAL CORPORATION



                                      By:  /s/ HILTON H. SCHLOSBERG
                                           ------------------------
                                           Hilton H. Schlosberg
                                           Vice Chairman of the Board of
                                           Directors, President and Chief
                                           Financial Officer